UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)             October 10, 2000


                             BASE TEN SYSTEMS, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           New Jersey                     0-7100              22-1804206
--------------------------------    -----------------    -----------------------
       (State or other              (Commission File         (IRS Employer
 jurisdiction of incorporation)          Number)         Identification Number


                One Electronics Drive, Trenton, New Jersey 08619
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (609) 586-7010


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.  Acquisition or Disposition of Assets.
-------  -------------------------------------

         On October 10, 2000 (the "Closing Date"), Base Ten Systems, Inc. (the "Company") and ABB Automation Inc. ("ABB") entered into an Asset Purchase Agreement (the "Agreement"), dated as of October 4, 2000. Pursuant to the
Agreement, ABB purchased from the Company certain assets (the "Assets"), including (i) assets relating to the Company's business of developing, producing, manufacturing and selling manufacturing execution systems (the "MES Business"), including, without limitation, all intellectual property, accounts receivable and equipment relating to the MES Business, and (ii) the name "Base Ten Systems, Inc.," which ABB has licensed to the Company.

         Simultaneous with the closing of the transaction, (i) certain of the Company's employees resigned their employment with the Company and entered into employment agreements with ABB, (ii) certain of the consultants to the Company became consultants to ABB, and (iii) the Company subcontracted certain employees of the Company's European subsidiaries to ABB. ABB assumed all performance obligations of the Company relating to the Assets, including all performance obligations arising under customer contracts relating to the MES Business.

         The purchase price for the Assets was $2 million in cash (the "Purchase Price"), which was paid to the Company, in full, on the Closing Date. The Purchase Price was determined based upon arms length negotiations.

         No material relationship exists between ABB and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.

         The Company issued a press release regarding the consummation of the transaction with ABB, a copy of which is attached as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
-------  -------------------------------------------------------------------

         (a)      Financial Statements.

         Not Applicable.

         (b)      Pro Forma Financial Information.

                  Unaudited Pro Forma Condensed
                  Consolidated Statements of
                  Operations of Base Ten Systems, Inc. and
                  Subsidiaries.......................................F1

         (c)      Exhibits.

                  Exhibit No.        Title
                  -----------        -----

                  2.3 Asset Purchase Agreement dated as of October 4, 2000 by and between Base Ten Systems, Inc. and ABB Automation Inc.

                  99.1               Press Release dated October 13, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     BASE TEN SYSTEMS, INC.

                                     STEPHEN A. CLOUGHLEY
Date:    October 24, 2000        By: ______________________________
                                     Stephen A. Cloughley
                                     President and Chief Executive Officer

                                  EXHIBIT INDEX


                  Exhibit No.        Title
                  -----------        -----

                  2.3 Asset Purchase Agreement dated as of October 4, 2000 by and between Base Ten Systems, Inc. and ABB Automation Inc.

                  99.1               Press Release dated October 13, 2000.


                                                                              Base Ten Systems, Inc. and Subsidiaries
                                                                         Pro Forma Consolidated Statements of Operations
                                                                                           (unaudited)
                                                                                      (dollars in thousands)

                                                             Twelve Months    Twelve Months      Two Months      Twelve Months
                                                                Ended             Ended            Ended             Ended
                                                           ----------------------------------------------------------------------
                                                             December 31,      December 31,     December 31,    October 31, 1997
                                                                 1999             1998              1997
                                                           ----------------------------------------------------------------------
 Revenue..................................................    $      1,110     $         --      $         --     $         --

 Cost of revenues.........................................             436               --                --               --
 Research and development.................................              97               --                --               --
 Selling and marketing....................................             290               --                --               --
 General and administrative...............................           3,914            4,472               824            3,872
 Non-cash debt conversion charge..........................           3,506               --                --               --
                                                           ----------------------------------------------------------------------
                                                                     8,243            4,472               824            3,872
                                                           ----------------------------------------------------------------------

 Loss before other income (expense).......                          (7,133)          (4,472)             (824)          (3,872)
 Other income (expense), net..............................             160             (982)             (197)          (1,479)
                                                           ----------------------------------------------------------------------

 Net loss.................................................          (6,973)          (5,454)           (1,021)          (5,351)

 Less: Dividends on Redeemable Convertible
               Preferred Stock............................            (262)          (1,740)             (933)              --
       Accretion on Redeemable Convertible
               Preferred Stock............................          (6,930)          (1,424)               --               --
       Credit on exchange of Redeemable Convertible
               Preferred Stock............................             445               --                --               --
                                                           ----------------------------------------------------------------------
 Net loss available for common shareholders...............    $    (13,720)    $     (8,618)     $     (1,954)    $     (5,351)
                                                           ======================================================================


        See Notes to the Pro Forma Consolidated Statements of Operations

                                       F1

                     Base Ten Systems, Inc. and Subsidiaries
            Notes to Pro Forma Consolidated Statements of Operations
        Twelve Months Ended December 31, 1999, 1998 and October 31, 1997
                     and Two Months Ended December 31, 1997
                                   (Unaudited)


The pro forma consolidated statements of operations of Base Ten Systems, Inc. and subsidiaries (the "Company") have been prepared as if the sale of the Company's manufacturing execution systems business (the "MES Business") to ABB Automation Inc. ("ABB") occurred as of November 1, 1996. Accordingly, all revenues related to the MES Business, as well as direct costs and certain other related expenses, have been eliminated from the historical statements of operations. In addition, the results of operations of the Company's Government Technology Division, which was sold by the Company to Strategic Technology Systems, Inc. in December 1997, have been eliminated from the statements presented herein.

The operating results of the Company's Activ NetSciences, Inc. subsidiary (formerly known as BTS Clinical, Inc. and Almedica Technology Group, Inc.) are included from the date of its acquisition in June 1999.

These statements do not present the Company's actual results of operations over these periods and the results of operations presented herein are not indicative of the operating results that can be expected to be achieved by the Company in the future.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The pro forma consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 and the Quarterly Reports on Form 10-Q for the periods ended March 31, 2000 and June 30, 2000.

Certain reclassifications have been made to prior period financial statements to conform to the current period presentation.